EXHIBIT 99.1
       N E W S   B U L L E T I N
                 FROM:                                    RE:

           F I N A N C I A L               EMPIRE FINANCIAL HOLDING COMPANY
            RELATIONS BOARD                    2170 West State Road 434
                                                      Suite 100
                                                  Longwood, FL 32779
                                                      AMEX: EFH
 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 854-8313
 investorrelations@empirenow.com           lglassen@financialrelationsboard.com
 -------------------------------           ------------------------------------

FOR IMMEDIATE RELEASE
NOVEMBER 16, 2004

                EMPIRE FINANCIAL ANNOUNCES THIRD QUARTER RESULTS

LONGWOOD, FLA., NOVEMBER 16, 2004 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX:
EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the third quarter and nine months ended September 30, 2004. Third quarter 2004 financial results included a year-over-year decrease in revenue of 23%. The Company reported a net loss applicable to common stockholders of $0.3 million, or $(0.10) per basic and diluted share.

President Donald A. Wojnowski, Jr. stated, "Our retail business was impacted by the unprecedented weather conditions--including four hurricanes--that hit Florida during the quarter. A weak stock market that many attributed to investor uncertainty surrounding the election cycle in the U.S. also adversely factored into our third quarter results. Looking forward, we are hopeful that our plan to focus on our core businesses and our return to profitability remains on track."

FINANCIAL RESULTS

Total revenues for the three months ended September 30, 2004 were $4.2 million, a decrease of $1.3 million, or 23%, compared to $5.5 million for the same period in 2003. The decrease in revenue was primarily the result of a decrease in commission and fee revenues resulting from a change in business mix, market conditions, and business interruption due to weather related conditions affecting all aspects of the business. This was partially offset by the establishment of market-making and trading operations during the third quarter of 2003. These operations resulted in a contribution of 25% of total revenues for the third quarter of 2004 and generated no revenue in the corresponding period last year.

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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 2 OF 4

Total operating expenses for the three months ended September 30, 2004 were $4.5 million compared to total operating expenses of $5.8 million for the same period in 2003. The decrease was primarily due to lower commissions and clearing costs associated with lower transaction volumes and lower general and administrative expenses.

For the three months ended September 30, 2004, the Company reported a net loss applicable to common stockholders of $(331,640) or $(0.10) per basic and diluted share, compared to a net loss of $(606,282), or $(0.12) per basic and diluted share for the same period in 2003.

FINANCIAL CONDITION

At September 30, 2004, the Company had total assets of $1.6 million the majority of which consisted of receivables from clearing brokers, which include interest bearing cash balances held with clearing brokers. Stockholders' deficit was $(1,809,701) at September 30, 2004.

The audit report contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 contains an explanatory paragraph that raises doubt about the Company's ability to continue as going concern because the Company has had net losses from continuing operations in 2003 and 2002, a stockholders' deficit and has uncertainties relating to regulatory investigations.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                         - FINANCIAL STATEMENTS FOLLOW -

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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 3 OF 4

                               EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                                  (UNAUDITED)
                                                        THREE MONTHS ENDED               NINE MONTHS ENDED
                                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                                    ---------------------------     ---------------------------
                                                        2004           2003             2004           2003
                                                    ------------   ------------     ------------   ------------
Revenues:

  Commissions and fees ...........................  $  3,188,026   $  5,424,185     $ 11,939,214   $ 12,419,159
  Equities market making and trading revenues, net       941,291              -        3,075,912              -
  Interest .......................................        39,144         37,714          122,204         80,121
  Other ..........................................        30,000          2,162          102,454         21,045
                                                    ------------   ------------     ------------   ------------

TOTAL REVENUES ...................................     4,198,461      5,464,061       15,239,784     12,520,325
                                                    ------------   ------------     ------------   ------------

Expenses:

  Commissions and clearing costs .................     3,108,009      3,945,325       10,934,260      8,853,191
  Employee compensation and benefits .............       943,537        983,350        2,758,475      2,449,972
  General and administrative .....................       339,022        751,833        2,218,021      2,648,461
  Communications and data processing .............        35,985         78,136           83,263        149,655
  Order flow payments ............................        76,769              -          286,259              -
  Advertising ....................................         6,134         17,071           27,732         79,584
  Interest .......................................        13,895          2,740           69,935          2,740
                                                    ------------   ------------     ------------   ------------

TOTAL EXPENSES ...................................     4,523,351      5,778,455       16,377,945     14,183,603
                                                    ------------   ------------     ------------   ------------

Loss from continuing operations ..................      (324,890)      (314,394)      (1,138,161)    (1,663,278)
Loss from discontinued operations ................             -       (291,888)               -       (654,903)
                                                    ------------   ------------     ------------   ------------

Net loss .........................................      (324,890)      (606,282)      (1,138,161)    (2,318,181)
Preferred stock dividend .........................        (6,750)             -          (20,250)             -
                                                    ------------   ------------     ------------   ------------

Net loss applicable to common stockholders .......  $   (331,640)  $   (606,282)    $ (1,158,411)  $ (2,318,181)
                                                    ============   ============     ============   ============

Basic and diluted loss per share
  applicable to common stockholders:

    Continuing operations ........................  $      (0.10)  $      (0.06)    $      (0.36)  $      (0.34)
                                                    ============   ============     ============   ============

    Discontinued operations ......................  $          -   $      (0.06)    $          -   $      (0.14)
                                                    ============   ============     ============   ============

    Net loss applicable to common
      stockholders ...............................  $      (0.10)  $      (0.12)    $      (0.36)  $      (0.48)
                                                    ============   ============     ============   ============

Weighted average shares outstanding:
  Basic and diluted ..............................     3,206,605      4,925,428        3,204,838      4,839,675
                                                    ============   ============     ============   ============

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
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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 4 OF 4

                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
            CONSOLIDATED FINANCIAL STATEMENTS OF FINANCIAL CONDITION

                                                   SEPTEMBER 30,    DECEMBER 31,
                                                       2004             2003
                                                   -------------    ------------
ASSETS                                               (UNAUDITED)

Cash ...........................................    $    59,982     $   393,283
Receivables from broker dealers and
  clearing organizations .......................        899,667         637,279
Deposits at clearing organizations .............        253,977         304,468
Property and equipment .........................        104,063          15,678
Customer lists..................................         11,570         145,393
Prepaid expenses and other assets ..............        292,496         269,620
                                                    -----------     -----------

    TOTAL ASSETS ...............................    $ 1,621,755     $ 1,765,721
                                                    ===========     ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:

Notes payable ..................................    $ 1,151,719     $   790,741
Notes payable - related party ..................        363,426         488,426
Accounts payable, accrued expenses and
  other liabilities ............................      1,839,108       1,208,893
Payable to brokers and dealers and
  clearing organizations .......................         77,203          78,844
                                                    -----------     -----------

    TOTAL LIABILITIES ..........................      3,431,456       2,566,904
                                                    -----------     -----------

Stockholders' deficit:

Series A Preferred stock, $.01 par value,
  1,000,000 shares authorized; 10,000 issued
  and outstanding ..............................            100             100
Common stock, $.01 par value, 100,000,000
  shares authorized; 3,217,525 shares issued
  and outstanding ..............................         32,175          31,945
Additional paid-in capital .....................      5,833,558       5,763,374
Accumulated deficit ............................     (7,600,935)     (6,462,774)
Deferred compensation ..........................        (74,599)       (133,828)
                                                    -----------     -----------

    TOTAL STOCKHOLDERS' DEFICIT ................     (1,809,701)       (801,183)
                                                    -----------     -----------

    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT     $ 1,621,755     $ 1,765,721
                                                    ===========     ===========

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